EX-99. CERT


                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


--------------------------------------------------------------------------------


       I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Large Cap Growth V.I. Fund, Inc., certify that:

                  1. I have reviewed this report on Form N-CSR of Merrill Lynch Large Cap Growth V.I. Fund, Inc.;

                  2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

                  3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



                  Date: February 24, 2003


                                                /s/ Donald C. Burke
                                                ------------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Large Cap Growth
                                                V.I. Fund, Inc.

                                                          Exhibit 99.1



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT



       I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Large Cap Growth V.I. Fund, Inc. (the "Fund"), certify that:

                  1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



       Dated: February 24, 2003





                                                /s/ Donald C. Burke
                                                ------------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Large Cap Growth
                                                V.I. Fund, Inc.

EX-99. CERT


                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------


       I, Terry K. Glenn, President of Merrill Lynch Large Cap Growth V.I. Fund, Inc., certify that:

                  1. I have reviewed this report on Form N-CSR of Merrill Lynch Large Cap Growth V.I. Fund, Inc.;

                  2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

                  3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



                  Date: February 24, 2003



                                                /s/ Terry K. Glenn
                                                ------------------------
                                                Terry K. Glenn,
                                                President of
                                                Merrill Lynch Large Cap Growth
                                                V.I. Fund, Inc.

Exhibit 99.1



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT



       I, Terry K. Glenn, President of Merrill Lynch Large Cap Growth V.I. Fund, Inc., certify that:

                  1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



       Dated: February 24, 2003





                                                /s/ Terry K. Glenn
                                                -----------------------
                                                Terry K. Glenn,
                                                President of
                                                Merrill Lynch Large Cap Growth
                                                V.I. Fund, Inc.